UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     October 15, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                            1-9532                  13-1964841
(State or other jurisdiction     (Commission       (IRS Employer Identification
 of Incorporation)               File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

     Exhibit No.    Description

        99.1        Press Release, dated 2003

        99.2        Transcript of conference call held on October 15, 2003 at
                      10:00 a.m.



ITEM 9.           REGULATION FD DISCLOSURE


     On October 15, 2003, Audiovox Corporation (the Company) issued a press release reporting third quarter 2003 results. A copy of the press release is attached hereto as Exhibit 99.1.

     On October 15, 2003 at 10:00 a.m., Audiovox Corporation (the "Company") held a conference call and live Webcast to discuss its financial results for the quarter ended August 31, 2003. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and Exhibits attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.






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                              SIGNATURES SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUDIOVOX CORPORATION




Dated:  October 17, 2003                  By:s/ Charles M.  Stoehr
                                              ----------------------------------
                                              Charles M.  Stoehr
                                              Senior Vice President and
                                              Chief Financial Officer





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